UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 11, 2003

AMB PROPERTY CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	001-13545	94-3281941

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)

Pier 1, Bay 1, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

415-394-9000

(Registrants’ telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT 23.1

     We hereby amend Item 7 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2003 to file audited financial statements and unaudited pro forma financial information related to certain real estate acquisitions we made through our subsidiaries during 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements:

(i)	Statements of Revenues and Certain Expenses for the Trans-Pacific Industrial Park

•	Report of Independent Auditors

•	Statements of Revenues and Certain Expenses for the Trans-Pacific Industrial Park for the five-month period ended May 31, 2003 (unaudited) and for the year ended December 31, 2002

•	Notes to Statements of Revenues and Certain Expenses for the Trans-Pacific Industrial Park for the five-month period ended May 31, 2003 (unaudited) and for the year ended December 31, 2002

(ii)	Statements of Revenues and Certain Expenses for the International Airport Center Portfolio

•	Report of Independent Auditors

•	Statements of Revenues and Certain Expenses for the International Airport Center Portfolio for the nine-month period ended September 30, 2003 (unaudited) and for the year ended December 31, 2002

•	Notes to Statements of Revenues and Certain Expenses for the International Airport Center Portfolio for the nine-month period ended September 30, 2003 (unaudited) and for the year ended December 31, 2002

(iii)	Statements of Revenues and Certain Expenses for the Saitama Distribution Portfolio

•	Report of Independent Auditors

•	Statements of Revenues and Certain Expenses for the Saitama Distribution Portfolio for the nine-month period ended September 30, 2003 (unaudited) and for the year ended December 31, 2002

•	Notes to Statements of Revenues and Certain Expenses for the Saitama Distribution Portfolio for the nine-month period ended September 30, 2003 (unaudited) and for the year ended December 31, 2002

(b)	Pro Forma Financial Information for AMB Property Corporation (Unaudited):

•	Pro Forma Consolidated Balance Sheet as of September 30, 2003

•	Notes and adjustments to Pro Forma Consolidated Balance Sheet as of September 30, 2003

•	Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2003

•	Notes and adjustments to Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2003

•	Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002

•	Notes and adjustments to Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002

(c)	Exhibits:

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

Report of Independent Auditors

To AMB Property Corporation and AMB Property, L.P.:

We have audited the accompanying Statement of Revenues and Certain Expenses (the “Statement”) of Trans-Pacific Industrial Park (the “Portfolio”) for the year ended December 31, 2002. This Statement is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Portfolio for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 6, 2004

Trans-Pacific Industrial Park
Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2002
and the Five-Month Period Ended May 31, 2003

		For the Five-
	For the	Month Period
	Year Ended	Ended May 31,
	December 31,	2003
	2002	(unaudited)
Revenues
Rental revenue	$6,079,554	$2,636,955
Tenant reimbursements	1,466,307	764,652
Other revenues	6,909	17,574

Total revenues	7,552,770	3,419,181

Expenses
Property operating	849,424	352,735
Real estate taxes	950,621	403,561
General and administrative	115,947	80,074

Total expenses	1,915,992	836,370

Revenues in excess of certain expenses	$5,636,778	$2,582,811

The accompanying notes are an integral part of these financial statements.

Trans-Pacific Industrial Park
Notes to Financial Statements
For the Year Ended December 31, 2002
and the Five-Month Period Ended May 31, 2003

1. Background and Basis of Presentation

The accompanying statements of revenues and certain expenses present the results of operations of Trans-Pacific Industrial Park (the “Portfolio”) for the year ended December 31, 2002 and the five-month period ended May 31, 2003. The Portfolio was acquired by AMB Partners II, L.P. from JP Morgan on June 30, 2003 for approximately $73.9 million. The Portfolio consists of 11 industrial buildings aggregating approximately 1.5 million square feet (unaudited) and one parcel of land located in Fife, Washington.

The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in current reports on Form 8-K/A of AMB Property Corporation and AMB Property, L.P. The statements are not intended to be a complete presentation of the revenues and expenses of the Portfolio for the five-month period ended May 31, 2003 and for the year ended December 31, 2002 as certain expenses, primarily depreciation and amortization expense, interest expense and other costs not directly related to the future operations of the Portfolio have been excluded.

2. Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from operating leases are recorded on a straight-line basis over the term of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Portfolio and include maintenance, utilities, property management fees, repairs, and insurance cost that are expected to continue in the ongoing operation of the Portfolio. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the financial statements.

Interim Statements

The statement for the five-month period ended May 31, 2003 is unaudited, however, in the opinion of management of AMB Property Corporation and AMB Property, L.P., all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the operation of the Portfolio.

Report of Independent Auditors

To AMB Property Corporation and AMB Property, L.P.:

We have audited the accompanying Statement of Revenues and Certain Expenses (the “Statement”) of International Airport Center Portfolio (the “Portfolio”) for the year ended December 31, 2002. This Statement is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Portfolio for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
September 22, 2003

International Airport Center Portfolio
Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2002
and the Nine-Month Period Ended September 30, 2003

		For the
		Nine-Month
	For the	Period Ended
	Year Ended	September 30,
	December 31,	2003
	2002	(unaudited)
Revenues
Rental revenue	$9,786,980	$10,588,355
Tenant reimbursements	1,761,404	1,996,841
Other revenues	502,246	137,523

Total revenues	12,050,630	12,722,719

Expenses
Property operating	1,557,212	1,490,724
Real estate taxes	917,389	1,061,342
General and administrative	287,862	664,853

Total expenses	2,762,463	3,216,919

Revenues in excess of certain expenses	$9,288,167	$9,505,800

The accompanying notes are an integral part of these financial statements.

International Airport Center Portfolio
Notes to Financial Statements
For the Year Ended December 31, 2002
and the Nine-Month Period Ended September 30, 2003

1. Background and Basis of Presentation

The accompanying statements of revenues and certain expenses present the results of operations of International Airport Center Portfolio (the “Portfolio”) for the year ended December 31, 2002 and the nine-month period ended September 30, 2003. The Portfolio was acquired by AMB Property, L.P. through its affiliates on three dates (October 9, 2003, December 5, 2003 and December 10, 2003) from International Airport Centers L.L.C. and certain of its affiliated entities for approximately $194 million. The Portfolio consisted, as of December 10, 2003, of 28 industrial buildings aggregating approximately 1.7 million square feet (unaudited) located in various market hubs in the United States.

The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in current reports on Form 8-K/A of AMB Property Corporation and AMB Property, L.P. The statements are not intended to be a complete presentation of the revenues and expenses of the Portfolio for the nine-month period ended September 30, 2003 and for the year ended December 31, 2002 as certain expenses, primarily depreciation and amortization expense, interest expense and other costs not directly related to the future operations of the Portfolio have been excluded.

2. Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from operating leases are recorded on a straight-line basis over the term of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Portfolio and include maintenance, utilities, property management fees, repairs, and insurance cost that are expected to continue in the ongoing operation of the Portfolio. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the financial statements.

Interim Statements

The statement for the nine-month period ended September 30, 2003 is unaudited, however, in the opinion of management of AMB Property Corporation and AMB Property, L.P., all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the operation of the Portfolio.

Report of Independent Auditors

To AMB Property Corporation and AMB Property, L.P.:

We have audited the accompanying Statement of Revenues and Certain Expenses (the “Statement”) of Saitama Distribution Center 1 (the “Properties”), for the year ended 31 December 2002. This Statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Statement and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties for the year ended 31 December 2002 in conformity with accounting principles generally accepted in the United States of America.

PRICEWATERHOUSECOOPERS
Tokyo, Japan
19 November 2003

Saitama Distribution Center 1
Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2002
and the Nine-Month Period Ended September 30, 2003

	For the Year Ended December 31, 2002	For the Nine-Month Period Ended September 30, 2003 (unaudited)
Revenues
Rental revenue	$4,403,235	$3,444,370
Tenant reimbursements	76,045	59,130
Other revenues	10,512	10,465

Total revenues	4,489,792	3,513,965

Expenses
Property operating	472,601	351,387
Real estate taxes	315,243	238,656
General and administrative	80	881

Total expenses	787,924	590,924

Revenues in excess of certain expenses	$3,701,868	$2,923,041

The accompanying notes are an integral part of these statements.

Saitama Distribution Center 1
Notes to Financial Statements
For the Year Ended December 31, 2002
and the Nine-Month Period Ended September 30, 2003

1. Background and Basis of Presentation

The Statements of Revenues and Certain Expenses present the results of operations of the Saitama Distribution Center 1(herein referred to collectively as the “Properties”), for the year ended December 31, 2002 and the nine-month period ended September 30, 2003. The Properties were acquired by AMB Tokorozawa Y.K. on December 8, 2003 for $36.6 million. The Properties are located at Minami Nagai, Tokorozawa City, at the southeastern edge of the Saitama prefecture, and consist of a 5-story building built in 1990 that totals 157,614 square feet and a 4-story building built in 1989 that totals 205,438 square feet (unaudited). The Properties are currently 100% leased to three tenants.

The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in current reports on Form 8-K/A of AMB Property Corporation and AMB Property, L.P. The statements are not intended to be a complete presentation of the revenues and expenses of the Properties for the nine-month period ended September 30, 2003 and for the year ended December 31, 2002 as certain expenses, primarily depreciation and amortization expense, interest expense and other costs not directly related to the future operations of the Properties have been excluded.

2. Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from operating leases are recorded on a straight-line basis over the term of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Properties and include maintenance, utilities, property management fees, repairs, and insurance cost that are expected to continue in the ongoing operation of the Properties. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the financial statements.

Saitama Distribution Center 1
Notes to Financial Statements
For the Year Ended December 31, 2002
and the Nine-Month Period Ended September 30, 2003

Interim Statements

The statement for the nine-month period ended September 30, 2003 is unaudited, however, in the opinion of management of AMB Property Corporation and AMB Property, L.P., all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the operation of the Properties.

Foreign Currency Translation

For operations outside the United States of America that prepare financial statements in currencies other than the U.S. dollar, results of operations are translated at average exchange rates during the period. The translations of Japanese yen amounts into U.S. dollars have been made at the rate of JPY125.26 to U.S.$1.00 for the Year 2002, and of JPY118.27 to U.S.$1.00 for the Year 2003.

3. Tenant Leases

All three tenants occupy space at LP-112 and LP-113 under the traditional Japanese commercial lease structure. The leases effectively renew automatically every year or every two years at the then prevailing market rent. Throughout the lease term, however, tenants have the right to terminate the lease following a certain notice period. These tenants account for approximately 27%, 32% and 41% of annual base rents.

AMB PROPERTY CORPORATION

PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
BACKGROUND

The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2003 has been prepared to reflect: (i) effect of acquisitions by AMB Property Corporation (the “Company”) from the period from October 1, 2003 through December 31, 2003 and (ii) the issuance of unsecured senior debt securities, as if such transactions had occurred on September 30, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2003 has been prepared to reflect: (i) the incremental effect of the acquisitions of properties by the Company in 2003 (the “2003 Property Acquisitions”), (ii) the divestiture of certain properties in the period from October 1, 2003 through December 31, 2003 and (iii) the issuance of unsecured senior debt securities, as if such transactions had occurred on January 1, 2002 and were carried forward through September 30, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2002 has been prepared to reflect: (i) the incremental effect of the acquisition of properties during 2002 by the Company (the “2002 Property Acquisitions”), (ii) the divestiture of certain properties during 2002 and 2003, (iii) the 2003 Property Acquisitions and (iv) the issuance of unsecured senior debt securities, as if such transactions and adjustments had occurred on January 1, 2002 and were carried forward through December 31, 2002.

These unaudited pro forma consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto included in the Company’s and AMB Property, L.P.’s (the “Operating Partnership”) Annual Reports on Form 10-K for the year ended December 31, 2002 and Quarterly Reports on Form 10-Q for the quarter ended September 30, 2003. In the opinion of management, the pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the above transactions.

The pro forma information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

AMB PROPERTY CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2003
(UNAUDITED, IN THOUSANDS)

	COMPANY (1)	ACQUISITION		PRO FORMA

Assets
Net investments in real estate	$4,728,444	$336,134	(2)	$5,064,578
Cash and cash equivalents	152,432	(63,100	)(2)	89,332
Mortgage receivable	13,066	—		13,066
Accounts receivable, net	80,927	—		80,927
Other assets	70,208	—		70,208

Total assets	$5,045,077	$273,034		$5,318,111

Liabilities and Stockholders’ Equity
Secured debt	$1,312,105	$33,117	(2)	$1,345,222
Unsecured senior debt securities	800,000	125,000	(3)	925,000
Unsecured debt	9,772	—		9,772
Unsecured credit facility	91,335	86,857	(2)	178,192
Accounts payable and other liabilities	179,558	—		179,558

Total liabilities	2,392,770	244,974		2,637,744
Minority interests:
Joint venture partners	644,413	23,574	(2)	667,987
Preferred unitholders	305,197	—		305,197
Limited partnership unitholders	88,553	4,486	(2)	93,039

Total minority interests	1,038,163	28,060		1,066,223
Stockholders’ equity:
Common stock	1,565,923	—		1,565,923
Preferred stock	48,221	—		48,221

Total stockholders’ equity	1,614,144	—		1,614,144

Total liabilities and stockholders’ equity	$5,045,077	$273,034		$5,318,111

AMB PROPERTY CORPORATION
NOTES AND ADJUSTMENTS TO PRO FORMA
CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2003
(UNAUDITED, DOLLARS IN THOUSANDS)

(1) Reflects the historical consolidated balance sheet of AMB Property Corporation (the “Company”) as of September 30, 2003. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

(2) Reflects the acquisition of the International Airport Center Portfolio, East Grand Airfreight 1 & 2, Saitama Distribution Center 1, Airport Plaza, the Fairmeadows Portfolio, Bourget Distribution Center, FRA Logistics Center and Fairmeadows Portfolio B, which were acquired after September 30, 2003. The source of fundings for these acquisitions consisted of approximately $298,531 in cash, $33,117 of assumed debt and $4,486 of AMB Property II, L.P.’s class B common limited partnership units. The cash portion of the acquisition price was funded with existing cash, proceeds from two unsecured senior debt securities totaling $125,000, borrowings on the unsecured credit facility and contributions from joint venture partners. The following table sets forth the sources and uses of fundings used for these acquisitions:

Sources of Fundings
Amount

Assumed debt	$33,117
Existing cash	63,100
Unsecured senior debt securities	125,000
Unsecured credit facility	86,857
AMB Property II, L.P. partnership units	4,486
Joint venture partner contributions	23,574

$336,134

Uses of Fundings
Property	Purchase Price

International Airport Center Portfolio	$194,041
East Grand Airfreight 1 & 2	9,283
Saitama Distribution Center 1	36,646
Airport Plaza	6,904
Fairmeadows Portfolio	25,463
Bourget Distribution Center	33,901
FRA Logistics Center	19,875
Fairmeadows Portfolio B	10,021

$336,134

(3) On November 10, 2003, the Operating Partnership issued $75.0 million aggregate principal amount of senior unsecured notes to Teachers Insurance and Annuity Association of America. The Company guaranteed the principal amount and interest on the notes, which mature on November 1, 2013, and bear interest at 5.53% per annum. These senior unsecured notes have been reflected as if they were issued on September 30, 2003. Teachers has agreed that until November 10, 2005, the Operating Partnership can require Teachers to return the notes to it for cancellation for an obligation of equal dollar amount under a first mortgage loan to be secured by properties determined by the Operating Partnership, except that in the event the ratings on Operating Partnership’s senior unsecured debt are downgraded by two ratings agencies to BBB-, the Operating Partnership will only have ten days after the last of these downgrades to exercise this right. During the period when the Operating Partnership can exercise its cancellation right and until any mortgage loans close, Teachers has agreed not to sell, contract to sell, pledge, transfer or otherwise dispose of, any portion of the notes.

In addition, on November 21, 2003, the Operating Partnership issued $50.0 million aggregate principal amount of floating rate senior unsecured notes. The Company guaranteed the principal amount and interest on the notes, which mature on November 21, 2006, and bear interest at a floating rate of 3-month LIBOR telerate plus 40 basis points. These senior unsecured notes have been reflected as if they were issued on September 30, 2003.

AMB PROPERTY CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

				2003 Property
	Company(1)	Dispositions		Acquisitions		Other		Pro Forma

Revenues
Rental revenues	$450,912	$(2,684	)(2)	$26,118	(3)	$—		$474,346
Private capital income	7,844	—		373	(3)	—		8,217

Total revenues	458,756	(2,684)		26,491		—		482,563
Costs and expenses
Property operating costs	(118,228)	703	(2)	(8,554	)(3)	—		(126,079)
Depreciation and amortization	(99,269)	1,785	(2)	(4,918	)(4)	—		(102,402)
Impairment losses	(5,251)	—		—		—		(5,251)
General and administrative	(35,187)	9	(2)	—		—		(35,178)

Total costs and expenses	(257,935)	2,497		(13,472)		—		(268,910)
Other income and expenses
Equity in earnings of unconsolidated joint ventures	4,222	—		—		—		4,222
Interest and other income	3,643	(147	)(2)	—		—		3,496
Gains from dispositions of real estate	7,429	—		—		—		7,429
Development profits, net of minority interests and taxes	2,181	—		—		—		2,181
Interest, including amortization	(107,963)	—		(3,991	)(5)	(3,823	)(7)	(115,777)

Total other income and expenses	(90,488)	(147)		(3,991)		(3,823)		(98,449)

Income before minority interests	110,333	(334)		9,028		(3,823)		115,204
Minority interests’ share of income:
Joint venture partners	(26,410)	1,112	(2)	(4,125	)(3)	—		(29,423)
Preferred unitholders	(19,073)	—		—		—		(19,073)
Limited partnership unitholders	(3,093)	(43	)(6)	(245	)(6)	191	(6)	(3,190)

Total minority interests share of income	(48,576)	1,069		(4,370)		191		(51,686)

Income from continuing operations	61,757	735		4,658		(3,632)		63,518
Preferred stock dividends	(5,788)	—		—		—		(5,788)
Preferred stock and unit redemption discount/(issuance costs)	(3,671)	—		—		—		(3,671)

Income from continuing operations available to common stockholders	$52,298	$735		$4,658		$(3,632)		$54,059

Basic Income Per Common Share
Income from continuing operations available to common stockholders	$0.65							$0.67

Diluted Income Per Common Share
Income from continuing operations available to common stockholders	$0.63							$0.65

Weighted Average Common Shares Outstanding
Basic	81,072,304			145,548	(8)			81,217,852

Diluted	82,539,800			145,548	(8)			82,685,348

AMB PROPERTY CORPORATION
NOTES AND ADJUSTMENTS TO PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

(1) Reflects the historical consolidated operations of AMB Property Corporation (the “Company”) for the nine months ended September 30, 2003. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003. The Company is the sole general partner of AMB Property, L.P., a Delaware limited partnership (the “Operating Partnership”).

(2) Reflects the elimination of the historical revenues and expenses for the applicable period related to the divestiture of certain properties for the period from October 1, 2003 to December 31, 2003:

Revenues
Rental revenues	$2,684

Total revenues	2,684
Costs and expenses
Property operating costs	(703)
Depreciation and amortization	(1,785)
General and administrative	(9)

Total costs and expenses	(2,497)
Other income and expenses
Interest and other income	147
Interest, including amortization	—

Total other income and expenses	147

Income before minority interests	334
Minority interests’ share of income:
Joint venture partners	(1,112)
Limited partnership unitholders	43

Total minority interests’ share of income	(1,069)

Loss from continuing operations	$(735)

During the period from October 1, 2003 to December 31, 2003, the Company divested itself of three industrial buildings, one retail center, and a land parcel, aggregating approximately 0.2 million square feet, for an aggregate price of $28.0 million with a resulting net gain of $3.3 million.

AMB PROPERTY CORPORATION
NOTES AND ADJUSTMENTS TO PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

(3) The following table sets forth the incremental rental revenues and operating expenses of the 2003 Property Acquisitions during the nine-month period ended September 30, 2003 based on the historical operations of such properties for the periods prior to acquisition by the Operating Partnership. In addition, the following table sets forth the private capital income which is earned based on 7.5% of the minority interests share of net operating income.

				Revenues in
			Operating	Excess of Certain	Private Capital	Minority Interests
	Acquisition Date	Rental Revenues	Expenses	Expenses	Income	Share of Income

Trans-Pacific Industrial Park	June 30, 2003	$3,419	$836	$2,583	$155	$1,772
International Airport Center Portfolio	Various	12,723	3,217	9,506	—	—
Saitama Distribution Center 1	December 5, 2003	3,514	591	2,923	—	—

Audited total		19,656	4,644	15,012	155	1,772
Gratigny Distribution Center	January 7, 2003	—	—	—	—	—
Northfield Distribution Center Phase II	March 13, 2003	—	—	—	—	—
Yohan Industrial	May 22, 2003	410	270	140	8	62
Marlin Distribution Center	June 11, 2003	—	—	—	—	—
Utah Airfreight	June 30, 2003	653	214	439	26	289
IAT Portfolio	July 31, 2003	1,661	2,860	(1,199)	—	—
Stone Distribution Center	July 31, 2003	150	22	128	8	71
Fairmeadows Portfolio A	September 30, 2003	223	81	142	9	41
Dolphin Distribution Center	September 30, 2003	130	22	108	6	38
Panther Distribution	September 30, 2003	102	20	82	—	—
East Grand Airfreight 1 & 2	November 14, 2003	127	101	26	—	—
Airport Plaza	December 9, 2003	—	—	—	—	—
Fairmeadows Portfolio	December 11, 2003	1,943	213	1,730	104	1,143
Bourget Distribution Center	December 15, 2003	—	—	—	—	—
FRA Logistics Center	December 15, 2003	—	—	—	—	—
Fairmeadows Portfolio B	December 29, 2003	1,063	107	956	57	709

		$26,118	$8,554	$17,564	$373	$4,125

The Operating Partnership purchased the 2003 Property Acquisitions with proceeds from dispositions, borrowings on the unsecured credit facility, the unsecured senior notes offerings and the assumption of mortgage indebtedness. The adjustments reflect additional interest expense related to borrowings on the unsecured credit facility and assumption of mortgage indebtedness related to the 2003 Property Acquisitions.

The Gratigny Distribution Center, Northfield Distribution Center Phase II, Marlin Distribution Center, Airport Plaza, Bourget Distribution Center and FRA Logistics Center do not have historical revenue and operating expenses as they were either a sale/leaseback transaction or were vacant prior to acquisition. As such, no property operations have been reflected in the accompanying pro forma statement of operations related to this acquisition.

The minority interest share of income includes the minority interest share of depreciation and amortization (see (4) below for the depreciation and amortization adjustment).

(4) The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2003 Property Acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2003 Property Acquisitions using a 40 year life for building and other costs based on the preliminary purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, Business Combinations (“SFAS 141”).

AMB PROPERTY CORPORATION
NOTES AND ADJUSTMENTS TO PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

			Building and		Depreciation and
	Acquisition Date	Land	Other Costs	Total Purchase Price	Amortization

Trans-Pacific Industrial Park	June 30, 2003	$31,675	$42,210	$73,885	$523
International Airport Center Portfolio	Various	78,892	115,149	194,041	2,224
Saitama Distribution Center 1	December 5, 2003	8,143	28,503	36,646	662

Audited total		118,710	185,862	304,572	3,409
Gratigny Distribution Center	January 7, 2003	1,551	2,380	3,931	—
Northfield Distribution Center Phase II	March 13, 2003	2,502	4,055	6,557	—
Yohan Industrial	May 22, 2003	5,904	7,323	13,227	71
Marlin Distribution Center	June 11, 2003	1,076	2,169	3,245	—
Utah Airfreight	June 30, 2003	18,753	8,381	27,134	104
IAT Portfolio	July 31, 2003	—	30,086	30,086	437
Stone Distribution Center	July 31, 2003	2,242	3,266	5,508	47
Fairmeadows Portfolio A	September 30, 2003	5,382	5,289	10,671	99
Dolphin Distribution Center	September 30, 2003	1,581	3,602	5,183	67
Panther Distribution	September 30, 2003	1,840	3,252	5,092	61
East Grand Airfreight 1 & 2	November 14, 2003	5,093	4,190	9,283	91
Airport Plaza	December 9, 2003	1,811	5,093	6,904	—
Fairmeadows Portfolio	December 11, 2003	8,320	17,143	25,463	405
Bourget Distribution Center	December 15, 2003	10,058	23,843	33,901	—
FRA Logistics Center	December 15, 2003	—	19,875	19,875	—
Fairmeadows Portfolio B	December 29, 2003	4,913	5,108	10,021	127

		$189,736	$330,917	$520,653	$4,918

The Gratigny Distribution Center, Northfield Distribution Center Phase II, Marlin Distribution Center, Airport Plaza, Bourget Distribution Center and FRA Logistics Center were either a sale/leaseback transaction or were vacant prior to acquisition. As such, no depreciation and amortization adjustment has been reflected in the accompanying pro forma statement of operations related to these acquisitions.

(5) The following table sets forth the assumed mortgages, interest rates and the incremental interest expense related to the assumed mortgages, which approximate fair value, for the 2003 Property Acquisitions. In addition, this table sets forth the incremental interest expense for the line of credit based on the average additional outstanding balance of the line of credit multiplied by the average interest rate.

AMB PROPERTY CORPORATION
NOTES AND ADJUSTMENTS TO PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

	Assumed	Interest	Incremental
Property	Mortgage	Rate	Interest Expense

Stone Distribution Center	$3,100	6.95%	$125
Fairmeadows Portfolio A	4,400	5.75%	189
International Airport Center Portfolio	15,941	7.67%	914
East Grand Airfreight 1 & 2	4,255	8.00%	255
Airport Plaza	4,444	6.35%	211
Fairmeadows Portfolio	1,765	7.00%	92
Fairmeadows Portfolio B	6,712	7.00%	352

	40,617	7.16%	2,138
Line of credit

Average balance outstanding	88,257	2.10%	1,853

Total/weighted average	$128,874	3.70%	$3,991

(6) Reflects the limited partnership unitholders share of income based on the limited partnership unitholders’ average ownership of 5.5% of the Operating Partnership.

(7) On November 10, 2003, the Operating Partnership issued $75.0 million aggregate principal amount of senior unsecured notes to Teachers Insurance and Annuity Association of America. The Company guaranteed the principal amount and interest on the notes, which mature on November 1, 2013, and bear interest at 5.53% per annum. These senior unsecured notes have been reflected as if they were issued on January 1, 2002 and were carried forward through September 30, 2003. Teachers has agreed that until November 10, 2005, the Operating Partnership can require Teachers to return the notes to it for cancellation for an obligation of equal dollar amount under a first mortgage loan to be secured by properties determined by the Operating Partnership, except that in the event the ratings on Operating Partnership’s senior unsecured debt are downgraded by two ratings agencies to BBB-, the Operating Partnership will only have ten days after the last of these downgrades to exercise this right. During the period when the Operating Partnership can exercise its cancellation right and until any mortgage loans close, Teachers has agreed not to sell, contract to sell, pledge, transfer or otherwise dispose of, any portion of the notes.

In addition, on November 21, 2003, the Operating Partnership issued $50.0 million aggregate principal amount of floating rate senior unsecured notes. The Company guaranteed the principal amount and interest on the notes, which mature on November 21, 2006, and bear interest at a floating rate of 3-month LIBOR telerate plus 40 basis points. These senior unsecured notes have been reflected as if they were issued on January 1, 2002 and were carried forward through September 30, 2003.

If market rates of interest on our variable rate debt increased by 10% (or approximately 20 basis points), then the increase in interest expense on the variable debt would be $0.8 million annually.

(8) In connection with the acquisition of East Grand Airfreight 1&2 on November 14, 2003, AMB Property II, L.P. issued 145,548 of its class B common limited partnership units, which, upon redemption, are exchangeable for cash or, at the option of AMB Property II, L.P., for shares of the common stock of the Company on a one-for-one basis.

AMB PROPERTY CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

				2002		2003
				Property		Property
	Company(1)	Dispositions		Acquisitions		Acquisitions		Other		Pro Forma

Revenues
Rental revenues	$588,522	$(24,968	)(2)	$31,862	(3)	$34,029	(7)	$—		$629,445
Private capital income	11,193	—		435	(3)	643	(7)	—		12,271

Total revenues	599,715	(24,968)		32,297		34,672		—		641,716
Costs and expenses
Property operating costs	(145,870)	5,374	(2)	(9,998	)(3)	(8,813	)(7)	—		(159,307)
Depreciation and amortization	(127,160)	3,160	(2)	(2,401	)(4)	(6,839	)(8)	—		(133,240)
General and administrative	(47,207)	81	(2)	—		—		—		(47,126)

Total costs and expenses	(320,237)	8,615		(12,399)		(15,652)		—		(339,673)
Other income and expenses
Equity in earnings of unconsolidated joint ventures	5,674	—		—		—		—		5,674
Interest and other income	10,454	(2	)(2)	—		—		—		10,452
Gains from dispositions of real estate, net of minority interests	7,789	—		—		—		—		7,789
Development profits, net of minority interests and taxes	1,032	—		—		—		—		1,032
Interest, including amortization	(147,101)	2,902	(2)	(4,353	)(5)	(6,193	)(9)	(5,097	)(10)	(159,842)

Total other income and expenses	(122,152)	2,900		(4,353)		(6,193)		(5,097)		(134,895)

Income before minority interests	157,326	(13,453)		15,545		12,827		(5,097)		167,148
Minority interests’ share of income:
Joint venture partners	(30,963)	2,049	(2)	(4,846	)(3)	(7,236	)(7)	—		(40,996)
Preferred unitholders	(25,149)	—		—		—		—		(25,149)
Limited partnership unitholders	(6,843)	627	(6)	(535	)(6)	(279	)(6)	255	(6)	(6,775)

Total minority interests share of income	(62,955)	2,676		(5,381)		(7,515)		255		(72,920)

Income from continuing operations	94,371	(10,777)		10,164		5,312		(4,842)		94,228
Preferred stock dividends	(8,496)	—		—		—		—		(8,496)
Preferred stock and unit redemption discount/(issuance costs)	412	—		—		—		—		412

Income from continuing operations available to common stockholders	$86,287	$(10,777)		$10,164		$5,312		$(4,842)		$86,144

Basic Income Per Common Share
Income from continuing operations available to common stockholders	$1.04									$1.03

Diluted Income Per Common Share
Income from continuing operations available to common stockholders	$1.02									$1.01

Weighted Average Common Shares Outstanding
Basic	83,310,885					145,548	(11)			83,456,433

Diluted	84,795,987					145,548	(11)			84,941,535

AMB PROPERTY CORPORATION
NOTES AND ADJUSTMENTS TO PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

(1) Reflects the historical consolidated operations of AMB Property Corporation (the “Company”) for the year ended December 31, 2002. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

(2) Reflects the elimination of the historical revenues and expenses for the applicable period related to the divestiture of certain properties in 2003 as follows:

Revenues
Rental revenues	$24,968

Total revenues	24,968
Costs and expenses
Property operating costs	(5,374)
Depreciation and amortization	(3,160)
General and administrative	(81)

Total costs and expenses	(8,615)
Other income and expenses
Interest and other income	2
Interest, including amortization	(2,902)

Total other income and expenses	(2,900)

Income before minority interests	13,453
Minority interests’ share of income:
Joint venture partners	(2,049)
Limited partnership unitholders	(627)

Total minority interests’ share of income	(2,676)

Income from continuing operations	$10,777

(3) The following table sets forth the incremental rental revenues and operating expenses of properties acquired during the year ended December 31, 2002 based on the historical operations of such properties for the periods prior to acquisition by the Operating Partnership. In addition, the following table sets forth the private capital income which would have been earned in the period prior to acquisition by the Operating Partnership based on 7.5% of the minority interests share of net operating income.

AMB PROPERTY CORPORATION
NOTES AND ADJUSTMENTS TO PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

				Revenues in
			Operating	Excess of Certain	Private Capital	Minority Interests
	Acquisition Date	Rental Revenues	Expenses	Expenses	Income	Share of Income

Northfield Distribution Center	January 15, 2002	$134	$51	$83	$5	$57
BWIP #5 & #6	January 31, 2002	85	21	64	4	25
Chancellory Warehouse	February 15, 2002	—	—	—	—	—
Puget Sound Airfreight	March 29, 2002	47	19	28	2	13
Thorndale	May 1, 2002	270	79	191	11	120
Dellamor Portfolio	May 9, 2002	1,015	211	804	48	543
Renton Portfolio	June 3, 2002	1,862	322	1,540	92	1,026
Earlington Building	June 3, 2002	337	55	282	17	195
IAD Cargo Building 5	June 25, 2002	3,718	1,088	2,630	—	—
JFK Tarmac #75 and #77	August 1, 2002	9,624	5,713	3,911	—	—
Orchard Hill Industrial	August 19, 2002	185	33	152	9	102
Interstate Crossdock	August 7, 2002	1,983	219	1,764	—	—
Highway 17 Distribution	September 19, 2002	1,415	203	1,212	—	—
Sunset Distribution Center	September 10, 2002	—	—	—	—	—
Marina Business Park	September 12, 2002	630	115	515	31	348
Skyland Crossdock	November 4, 2002	943	295	648	39	445
Paris Nord I	November 15, 2002	767	134	633	38	427
Park One	December 27, 2002	6,116	1,016	5,100	—	—
Poplar Gateway	November 8, 2002	822	160	662	40	451
Cabrillo Distribution Center	December 27, 2002	1,909	264	1,645	99	1,094

		$31,862	$9,998	$21,864	$435	$4,846

The Operating Partnership purchased the 2002 Property Acquisitions with borrowings on the unsecured credit facility, the assumption of mortgage indebtedness and contributions from minority interests. The adjustments reflect additional interest expense related to borrowings on the unsecured credit facility and assumption of mortgage indebtedness related to the 2002 Property Acquisitions.

The Chancellory Warehouse and Sunset Distribution Center were vacant prior to acquisition. As such, no property rental revenues and operating expenses have been reflected in the accompanying pro forma statement of operations related to this acquisition.

The minority interest share of income includes the minority interest share of depreciation and amortization and the minority interest share of interest expense (see (4) and (5), respectively, for the depreciation and amortization and the interest expense adjustment).

(4) The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2002 Property Acquisitions. In addition, this table also reflects the estimated incremental depreciation and amortization for the 2002 Property Acquisitions using a 40 year life for building and other costs based on the preliminary purchase price allocation in accordance with SFAS 141.

AMB PROPERTY CORPORATION
NOTES AND ADJUSTMENTS TO PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

	Acquisition		Building and		Depreciation and
	Date	Land	Other Costs	Total Purchase Price	Amortization

Northfield Distribution Center	1/15/02	$3,944	$16,033	$19,977	$16
BWIP #5 & #6	1/31/02	2,258	5,149	7,407	11
Chancellory Warehouse	2/15/02	2,009	6,106	8,115	—
Puget Sound Airfreight	3/29/02	1,329	1,830	3,159	11
Thorndale	5/1/02	4,130	4,216	8,346	35
Dellamor Portfolio	5/9/02	12,061	11,577	23,638	102
Renton Portfolio	6/3/02	25,959	14,792	40,751	156
Earlington Building	6/3/02	2,766	3,234	6,000	34
IAD Cargo Building 5	6/25/02	—	39,050	39,050	471
JFK Tarmac #75 and #77	8/1/02	—	30,965	30,965	452
Orchard Hill Industrial	8/19/02	1,212	1,411	2,623	22
Interstate Crossdock	8/7/02	12,712	19,295	32,007	289
Highway 17 Distribution	9/19/02	8,185	6,516	14,701	117
Sunset Distribution Center	9/10/02	6,718	2,765	9,483	—
Marina Business Park	9/12/02	3,280	4,316	7,596	75
Skyland Crossdock	11/4/02	—	7,250	7,250	153
Paris Nord I	11/15/02	2,864	4,723	7,587	103
Park One	12/27/02	75,000	431	75,431	11
Poplar Gateway	11/8/02	4,551	3,152	7,703	67
Cabrillo Distribution Center	12/27/02	7,563	11,177	18,740	276

		$176,541	$193,988	$370,529	$2,401

The Chancellory Warehouse and Sunset Distribution Center were vacant prior to acquisition. As such, no depreciation and amortization expense have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

(5) The following table sets forth the calculation of the incremental interest expense based on assumed mortgages, which approximate fair value, related to the 2002 Property Acquisitions. In addition, this table sets forth the incremental interest expense for the line of credit based on the average additional outstanding balance of the line of credit multiplied by the average interest rate.

AMB PROPERTY CORPORATION
NOTES AND ADJUSTMENTS TO PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

	Assumed	Interest	Incremental
Property	Mortgage	Rate	Interest Expense

BWIP #5 & #6	$3,600	7.50%	$23
IAD Cargo Building 5	14,205	6.63%	454
JFK Tarmac #75 and #77	10,363	7.50%	454

Total/weighted average	28,168	7.06%	931

Line of credit

Average balance outstanding	142,564	2.40%	3,422

Total/weighted average	$170,732	3.17%	$4,353

(6) Reflects the limited partnership unitholders’ share of income based on the limited partnership unitholders’ average ownership of 5.5% of the Operating Partnership.

(7)The following table sets forth the incremental effects of the 2003 Property Acquisitions during the year ended December 31, 2002 based on the historical operations of such properties.

				Revenues in
			Operating	Excess of Certain	Private Capital	Minority Interests
	Acquisition Date	Rental Revenues	Expenses	Expenses	Income	Share of Income

Trans-Pacific Industrial Park	June 30, 2003	$7,553	$1,916	$5,637	$338	$3,936
International Airport Center Portfolio	Various	12,051	2,762	9,289	—	—
Saitama Distribution Center 1	December 5, 2003	4,490	788	3,702	—	—

Audited total		24,094	5,466	18,628	338	3,936
Gratigny Distribution Center	January 7, 2003	—	—	—	—	—
Northfield Distribution Center Phase II	March 13, 2003	—	—	—	—	—
Yohan Industrial	May 22, 2003	1,055	694	361	22	160
Marlin Distribution Center	June 11, 2003	—	—	—	—
Utah Airfreight	June 30, 2003	1,317	433	884	53	582
IAT Portfolio	July 31, 2003	2,860	1,492	1,368	—	—
Stone Distribution Center	July 31, 2003	258	38	220	13	121
Fairmeadows Portfolio A	September 30, 2003	299	108	191	11	56
Dolphin Distribution Center	September 30, 2003	173	29	144	9	50
Panther Distribution	September 30, 2003	137	26	111	—	—
East Grand Airfreight 1 & 2	November 14, 2003	169	134	35	—	—
Airport Plaza	December 9, 2003	—	—	—	—	—
Fairmeadows Portfolio	December 11, 2003	2,598	285	2,313	139	1,618
Bourget Distribution Center	December 15, 2003	—	—	—	—	—
FRA Logistics Center	December 15, 2003	—	—	—	—	—
Fairmeadows Portfolio B	December 29, 2003	1,069	108	961	58	713

		$34,029	$8,813	$25,216	$643	$7,236

The Operating Partnership purchased the 2003 Property Acquisitions with proceeds from dispositions, borrowings on the unsecured credit facility, the unsecured notes offerings and the assumption of mortgage indebtedness.

AMB PROPERTY CORPORATION
NOTES AND ADJUSTMENTS TO PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

The Gratigny Distribution Center, Northfield Distribution Center Phase II, Marlin Distribution Center, Airport Plaza, Bourget Distribution Center and FRA Logistics Center do not have historical operations as they were either a sale/leaseback transaction or were vacant prior to acquisition. As such, no property operations have been reflected in the accompanying pro forma statement of operations related to this acquisition.

The minority interest share of income includes the minority interest share of depreciation and amortization and the minority interest share of interest income (see (4) and (5), respectively, for the depreciation and amortization and interest adjustment).

(8) The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2003 Property Acquisitions. In addition, this table also reflects the estimated incremental depreciation and amortization for the 2003 Property Acquisitions using a 40 year life for building and other costs based on the preliminary purchase price allocation.

			Building and	Total	Depreciation and
	Acquisition Date	Land	Other Costs	Purchase Price	Amortization

Trans-Pacific Industrial Park	June 30, 2003	$31,675	$42,210	$73,885	$1,055
International Airport Center Portfolio	Various	78,892	115,149	194,041	2,879
Saitama Distribution Center 1	December 5, 2003	8,143	28,503	36,646	713

Audited total		118,710	185,862	304,572	4,647
Gratigny Distribution Center	January 7, 2003	1,551	2,380	3,931	—
Northfield Distribution Center Phase II	March 13, 2003	2,502	4,055	6,557	—
Yohan Industrial	May 22, 2003	5,904	7,323	13,227	183
Marlin Distribution Center	June 11, 2003	1,076	2,169	3,245	—
Utah Airfreight	June 30, 2003	18,753	8,381	27,134	210
IAT Portfolio	July 31, 2003	—	30,086	30,086	752
Stone Distribution Center	July 31, 2003	2,242	3,266	5,508	82
Fairmeadows Portfolio A	September 30, 2003	5,382	5,289	10,671	132
Dolphin Distribution Center	September 30, 2003	1,581	3,602	5,183	90
Panther Distribution	September 30, 2003	1,840	3,252	5,092	81
East Grand Airfreight 1 & 2	November 14, 2003	5,093	4,190	9,283	105
Airport Plaza	December 9, 2003	1,811	5,093	6,904	—
Fairmeadows Portfolio	December 11, 2003	8,320	17,143	25,463	429
Bourget Distribution Center	December 15, 2003	10,058	23,843	33,901	—
FRA Logistics Center	December 15, 2003	—	19,875	19,875	—
Fairmeadows Portfolio B	December 29, 2003	4,913	5,108	10,021	128

		$189,736	$330,917	$520,653	$6,839

(9) The following table sets forth the assumed mortgages, interest rates and the incremental interest expense related to the assumed mortgages, which approximate fair value, for the 2003 Property Acquisitions. In addition, this table sets forth the incremental interest expense for the line of credit based on the average additional outstanding balance of the line of credit multiplied by the average interest rate.

AMB PROPERTY CORPORATION
NOTES AND ADJUSTMENTS TO PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

	Assumed	Interest	Incremental
Property	Mortgage	Rate	Interest Expense

Stone Distribution Center	$3,100	6.95%	$215
Fairmeadows Portfolio A	4,400	5.75%	253
International Airport Center Portfolio	15,941	7.67%	1,222
East Grand Airfreight 1 & 2	4,255	8.00%	340
Airport Plaza	4,444	6.35%	282
Fairmeadows Portfolio	1,765	7.00%	125
Fairmeadows Portfolio B	6,712	7.00%	470

	40,617	7.16%	2,907

Line of credit

Average balance outstanding	156,489	2.10%	3,286

Total/weighted average	$198,506	3.13%	$6,193

(10) On November 10, 2003, the Operating Partnership issued $75.0 million aggregate principal amount of senior unsecured notes to Teachers Insurance and Annuity Association of America. The Company guaranteed the principal amount and interest on the notes, which mature on November 1, 2013, and bear interest at 5.53% per annum. These senior unsecured notes have been reflected as if they were issued on January 1, 2002 and were carried forward through September 30, 2003. Teachers has agreed that until November 10, 2005, the Operating Partnership can require Teachers to return the notes to it for cancellation for an obligation of equal dollar amount under a first mortgage loan to be secured by properties determined by the Operating Partnership, except that in the event the ratings on Operating Partnership’s senior unsecured debt are downgraded by two ratings agencies to BBB-, the Operating Partnership will only have ten days after the last of these downgrades to exercise this right. During the period when the Operating Partnership can exercise its cancellation right and until any mortgage loans close, Teachers has agreed not to sell, contract to sell, pledge, transfer or otherwise dispose of, any portion of the notes.

In addition, on November 21, 2003, the Operating Partnership issued $50.0 million aggregate principal amount of floating rate senior unsecured notes. The Company guaranteed the principal amount and interest on the notes, which mature on November 21, 2006, and bear interest at a floating rate of 3-month LIBOR telerate plus 40 basis points. These senior unsecured notes have been reflected as if they were issued on January 1, 2002 and were carried forward through September 30, 2003.

If market rates of interest on our variable rate debt increased by 10% (or approximately 20 basis points), then the increase in interest expense on the variable rate debt would be $0.8 million annually.

(11) In connection with the acquisition of East Grand Airfreight 1&2 on November 14, 2003, AMB Property II, L.P. issued 145,548 of its class B common limited partnership units, which, upon redemption, are exchangeable for cash or, at the option of AMB Property II, L.P., for shares of the common stock of the Company on a one-for-one basis.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation
(Registrant)

Date: February 23, 2004	By:	/s/ Michael A. Coke

Michael A. Coke Chief Financial Officer and Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP